TRADE AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2023
Trade and other payables [abstract]
TRADE AND OTHER PAYABLES [Text Block]
20. TRADE AND OTHER PAYABLES

The Company's trade and other payables are primarily comprised of amounts outstanding for purchases relating to mining operations, exploration and evaluation activities and corporate expenses. The normal credit period for these purchases is usually between 30 to 90 days.

Trade and other payables are comprised of the following items:

	December 31,	December 31,
	2023	2022
Trade payables	$31,863	$40,782
Trade related accruals	16,302	30,312
Payroll and related benefits	35,331	31,797
Restructuring obligations	1,456	-
NSR royalty liabilities (Notes 15(b)(c))	2,850	1,518
Environmental duty and net mineral sales proceeds tax	3,023	3,570
Other accrued liabilities	3,588	7,141
	$94,413	$115,120